Exhibit 99.1

DRAFT – CONFIDENTIAL AND PROPRIETARY_vFinal NRG Reset Business Update September 18, 2015

Cautionary Statements And Risk Factors That May Affect Future Results This presentation includes forward-looking statements within the meaning of the federal securities laws. Actual results could differ materially from such forward-looking statements. The factors that could cause actual results to differ are discussed in the Appendix herein and in NRG’s and NRG Yield’s filings with the Securities and Exchange Commission. Non-GAAP Financial Information This presentation refers to certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles. Reconciliations of those non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix herein. 1

Today’s Discussion 2 Business Update Core Wholesale / Retail Operations Home Solar Results and Outlook PJM Capacity Auction Results NYLD Drop Down Execution Key Takeaways: $425 MM: Increase in PJM Capacity Revenue from 16/17 to 18/19 due to Capacity Performance $210 MM: Expected Proceeds from EME Wind Dropdown Announcement of NRG Reset Simplifying NRG and Forming “GreenCo;” Establishing the “NRG Runway” Implementation of Company-Wide Cost Reduction Program New Asset Rebalancing Program $125 MM: NRG’s Financial Limit to GreenCo, Commencing Jan 1, 2016 $150 MM: Annualized NRG Cost Savings, Beginning Full Year 2016 Capital Allocation Recalibration of NRG Yield Refocusing on Shrinking the NRG Balance Sheet (Debt + Equity) $300 MM: 2015 Net Available Capital Now Allocated to Shrinking the Balance Sheet $1 Bn+: Unlocked Capital to be Allocated to Shrinking the Balance Sheet in 2016 Reaffirming 2015 Financial Guidance for Both NRG and NYLD Agenda

Core Business Update Retail Customer Count (000s)1 Forwards -vs-Actuals Customers excluding Dominion East contracts purchased in 2014 (July - August) $60 3,000 $50 $40 $30 2,500 2,000 1,500 1,000 500 $20 $10 $0 - 2 ERCOT-H PJM-W Day Ahead Market Q1 2015 Q2 2015 YTD 2015 6/30/2015 Coal and Nuclear Availability (EAF)3 TWh Served2 (July - August) 95% 30.1 28.2 89% 90% 85% 80% 75% 70% 2014 2015 YTD 2014 YTD 2015 1 Retail count reflects recurring customers that subscribe to one or more NRG services, such as electricity and natural gas; count excludes C&I customers 2 YTD is Jan-August of respective year 3 EAF = Equivalent Availability Factor 3 On Peak ($/MWh) …Allowing us to Reaffirm Guidance for FY 2015; 2016 Guidance to be Provided on 3Q Call +7% 91% The Core Business Continues to Perform Admirably…

NRG Home Solar: 2015 Outlook

Poised for Strong 2H Performance

2015E New Customer Count[1]


Est. 2015 YE Target
25,000
20,000
15,000
10,000
5,000
-
Actuals
Projections
20-25K (207%)
YTD Growth:
103%
August Adds, net: ~2,500
8-10K (123%)
7-9K (109%)
43%
41%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Bookings[2]
Deployments[3]
Installations[4]

Cumulative Total, Incl. YE 2014

	Bookings[2] (Customers)	Deployments[3] (MWs)
By YE '15:	~30-35K	~100-120

NRG Cash Requirements Significantly Reduced From Original Guidance


$7
($100)
($175)
($150)
($168)
($250)
Adjusted EBITDA[5] + NRG Net Capital[6] = Total NRG Cash in '15
Original Guidance
Current Outlook

Cash Impacted Primarily by:

- ⬇ Higher sales & marketing expenses and lower gross margin from fewer installations
- ⬆ Less capital deployed given fewer installations
- ⬆ Improved terms from tax equity
- ⬆ Execution of NRG Yield Partnership

Executing on 2H Plan with Significantly Reduced Cash Requirements in 2015

[1] Count excludes cumulative bookings, deployments, and installations as of end Q4 2014 as well as prior period adjustments; [2] Bookings: Signed contract, net of cancellations. Includes contributions from Shared Solar; [3] Deployments: Construction has been completed, Permission to Operate has been applied; [4] Installations: System has been energized; [5] Includes Selling, Marketing, and G&A Costs Offset by Gross Margin; [6] Invested capital net of tax equity and NRG Yield Proceeds. Includes distributions to non-controlling interests and rebates/grants

4

PJM Capacity Auction Results ($ millions) $1,000 $250 $200 $150 $900 $800 $100 $50 $700 $0 $600 PY16/17 PY17/18 PY18/19 RTO MAAC ComEd EMAAC Transitional (RTO) CP $500 $400 $300 $200 $100 $-16/17 17/18 Planning Year Base Capacity 18/19 Prior BRA (Base) Capacity Product 1 Includes imports 2 Cleared ~3.9GW and ~9.7GW as Capacity Performance in the 16/17 and 17/18 Transitional auctions, respectively 5 ($/MW-D) Auction Results Support Asset Optimization Actions and Provide Path for Future Growth LDA Base Capacity Performance COMED 221 4,088 EMAAC 189 981 MAAC 68 6,618 RTO 306 1,701 Total 784 13,388 NRG Cleared Capacity 18/19 BRA (MWs)1 ~$950 +$125 +$105 >$425 Higher Clearing Prices Significantly Improves Financial Prospects for NRG’s PJM Fleet1,2

Announcing Next Drop Down: Edison Mission Wind Portfolio

Assets Being Dropped Down[1]



Odin
Elkhorn Ridge
Crosswinds
Hardin
Spanish Fork
Forward
Lookout
Sleeping Bear
Wildorado
San Juan Mesa
Elbow Creek
Goat Wind I & II

Net MW[5]:	~814
Weighted Avg. Contract Life (yrs)[6]:	~11
Weighted Avg. Credit Rating[6]:	A3

Financial Summary[1]

($ millions)

Est. Annual Financial Results[4]	
Adjusted EBITDA	~$41
CAFD	~$21

Transaction Highlights[1] ($MM)

($ millions)

Transaction Summary	
Cash Proceeds to NRG[2]	***~$210***
Plus: Debt & Tax Equity[3]	~$242
Implied Enterprise Value	~$452

Implied Transaction Value	
EV/EBITDA	~11.0x
CAFD Yield	~10.0%

Executing Drop Down Commitment at Value and Replenishing Available NRG Capital

[1] Reflects 75% equity interest to be acquired by NYLD; [2] Subject to adjustments for customary working capital adjustments; [3] As of 8/1/2015; [4] Reflects average Adjusted EBITDA and CAFD over the remaining expected life of the portfolio based on P50 production scenario; [5] Aggregate amount owned by NRG, net of minority holders; [6] Weighted by CAFD

6

NRG Reset 7

NRG Reset – Why Now? Entrepreneurial Approach Prioritized Capital Allocation Growth Opportunities Industry Trends Societal, sector and technology trends continue to support the increased penetration of solar and other distributed clean technologies into the traditional American electricity sector NRG’s green businesses focused on capturing the benefits for NRG shareholders need to be more nimble, lower cost, and cash sensitive NRG and NRG Yield’s cost of – and access to – equity capital has changed substantially, “resetting” NRG’s capital priorities to focus on balance sheet These trends create opportunities for NRG which are high growth but still small in absolute terms relative to NRG’s conventional businesses Market Validation Limited Ascribed “Value” Given Size Relative to NRG Core Speed and Capital Discipline Optimizing Returns Unlocking Capital Simplification of NRG; Formation of “GreenCo” 8 NRG Reset Objective: A Simpler NRG Group Enhanced by an Immediate Company Wide Effort to Unlock Capital (Opex + Capex) to Shrink the Balance Sheet

Simplifying NRG Disciplined allocation of capital for growth across all business segments Wholesale1 Retail Simplified approach to measure value of company Reduced cost structure “GreenCo” Prioritized decision making Continued access to group synergies 2 1 Includes NRG Carbon360, which will be integrated into operations. NRG to complete Petra Nova / Parish carbon capture project with ~$117 MM of remaining capital post 2015 2 Excludes existing utility-scale and NRG ROFO renewable assets 9 Transition Begins Now and Will be Fully Effective on January 1, 2016

Part 1: Unique Clean Energy Customer-Facing Platform GreenCo Benefits High double digit top line growth High customer preference correlation Internal cost synergies with leaner management back office economies Distinct set of strategic opportunities that make sense for GreenCo, but not necessarily for NRG “GreenCo” and 1 Ongoing benefit of linkage to NRG’s Retail franchise Path To Value Establish a limited liquidity facility (the “NRG Runway”) until GreenCo is self-sufficient either by cash flow neutrality or in conjunction with 3rd party capital Not dependent on near term recovery of IPO market, which ultimately is the key to value optimization 10 1 Excludes existing utility-scale and NRG ROFO renewable assets GreenCo – Positioning for Value Realization Pursuing Strategic Partnering Alternatives to Further Enhance “GreenCo”

Part 2: The NRG Runway ($ millions) $140 $120 $100 $80 $60 $40 $20 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 11 Est. Drawn Revolver Balance A Path to Value with Limited Financial Exposure $125 MM of Max Liquidity GreenCo Value Uplift from Potential IPO Market Significantly Higher than NRG Runway Structural Considerations: Financially separate and established as an excluded project subsidiary SG&A to be exclusively funded by GreenCo; Additional services provided by NRG via shared service agreement Supported exclusively by a $125 MM revolver NRG’s Financial Limit Projected Use of “NRG Runway” in 2016 Excludes: ~$84 MM for EVgo California litigation settlement

Part 3: Streamlined Organization ($ millions) Streamlined organizational structure both at NRG and GreenCo Narrowed focus of new business initiatives Line by line review and prioritization of all capex and opex spend across the organization in light of cost and availability of capital Reduced conventional and renewable development projects resulting from opportunity cost of capital $1,090 Includes full year EME + Full Home Solar Build out NRG Reset 3 2014A 2015E 2016E Basis for 2015 Adjusted EBITDA Guidance Including Impact of Home Solar 1 Includes Development, G&A and Marketing Expense; excludes Direct Selling Expense which is a function of revenue 2 Excludes Cost to Achieve of approximately $60 MM expected in 2015 3 2014 based on actuals (refer to appendix page 22 for details) 12 Driving Significant Improvement in Cost Structure Through Organizational Repositioning $994 $940 Targeting $150 MM in Reductions Reducing Overhead Costs1,2… …Through Key Efforts

Part 4: Asset Rebalancing Program

~50,000 MW Portfolio
Underwent Rigorous Review over Past 6 Months

Revised Opportunity Cost of Capital

Market Opportunities and Risks

Profitability

Alternative Uses

2015 Summer Pricing and CP Results

Optimized Portfolio

Modifications to Planned Investments

Strategic Initiative	Announced Today	Status
Fuel Conversions	**Avon Lake Unit 9 (638MW)**: Facility will remain on coal operations. MATS compliance achieved by coal sourcing and backend controls.	✓
	Portland (401MW): Oil conversion is suspended.	✓
	Dunkirk Unit 2-4 (435MW): On hold pending litigation outcome. Original COD Summer 2016. If project is cancelled, capex savings would be realized.	In Process
Deactivations	**Huntley (380MW)**: Retiring facility by March 2016	✓
Non-Recourse Financings	Targeted opportunities	In Process
Dispositions	Select assets at value	In Process

In Combination with Other NRG Reset Initiatives, Free Up Over ***$1 Bn***
in Previously Committed or Newly Available Capital

13

Capital Allocation 14

Announcing Next Drop Down: Edison Mission Wind Portfolio 15 Recalibration of NRG Yield Without Any Further Dropdowns1, NYLD Can Grow its Dividend at Targeted Rate Through 2018 Current Payout Ratio and Liquidity Levels Allow NYLD to Maintain Expected Dividend Growth Targets until the ‘Equity Window’ Reopens 2 +15% CAGR 1 Contemplates only the announced $210MM dropdown of 75% of EME Wind portfolio and completion of existing commitments to NRG Home Solar and Renew DG 2 Dividends/share in charts above correspond to annualized 4Q dividend/share 3 Payout ratio maintained within 85-90% range Focus On: Delivering Target DPS Growth Organic opportunities (NRG and GreenCo) Not dependent on access to equity capital markets for next three years >$130 MM in additional CAFD available via remaining ROFO pipeline; excludes incremental NRG GreenCo investments Financial Guidance Reaffirming 3Q and full year 2015 Commencing in 3Q, to provide enhanced disclosures around cash flow sensitivities to renewable generation performance 3 Ample Liquidity $515MM liquidity as of 6/30/15 (cash + revolver availability) Sufficient to cover today’s drop down announcement , complete existing commitments to NRG Home and DG Solar and fund possible drop down of NRG remaining stake in CVSR Could be supplemented by non-recourse project debt $0.86 $1.32 65% 75% 87% 0% 20% 40% 60% 80% 100% $0.4 $0.5 $0.6 $0.7 $0.8 $0.9 $1.0 $1.1 $1.2 $1.3 $1.4 2015E 2016E 2017E 2018E CAFD Payout Dividend ($/ Share) Div/Share Payout Ratio

Capital Allocation: Focusing on the Balance Sheet + 50% Confirmed by 3Q ’15 Call 1 Per slide 15 of NRG’s 2nd Quarter Earnings Presentation on August 4, 2015 and based on midpoint of 2015 financial guidance; 2 Includes $51 MM remaining under current authorized programs; $200 MM in expected proceeds from NRG Yield drop downs under the “1/3 Program;” 3 Expected NRG Reset Cost to Achieve in 2015 16 Committing >$1.3Bn to Additional Share Repurchases / Debt Reduction through 2016 Plus ~$250 MM of Share Repurchases to Come in 2015 Impact of NRG Reset > $ 1 Bn Remaining NRG Level Capital1 ~$360 MM Less: Impact of NRG Reset ($60 MM)3 Net Available Capital: ~$300 MM Already Committed Shareholder Return Debt Reduction • Dividend:$195 MM • Share Repurchase: • Executed: $186 MM • To Go:$251 MM2 $632 MM $600 MM Plan Confirmed By 3Q ‘15 Call Through 2016 • Cost Reductions • Revisiting Fuel Conversions • Targeted Non-Recourse Financing • Asset dispositions at value ~$500 MM ~$500 MM 2015 Update1 NRG Reset: Setting up for 2016

Summary $425 MM Performance 17 Increase in PJM Capacity Revenue from 16/17 to 18/19 due to Capacity Expected Proceeds from EME Wind Dropdown$210 MM NRG’s Financial Limit to GreenCo, Commencing Jan 1, 2016$125 MM Annualized NRG Cost Savings, Beginning Full Year 2016$150 MM 2015 Net Available Capital Now Allocated to Shrinking the Balance Sheet$300 MM Unlocked Capital to be Allocated to Shrinking the Balance Sheet in 2016$1 Bn+

• • • • • I I YIELDSM NRG ® 18

Appendix 19

Safe Harbor Forward-Looking Statements In addition to historical information, the information presented in this communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of acquisitions, the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions and repowerings, our ability to implement value enhancing improvements to plant operations and companywide processes, our ability to obtain federal loan guarantees, the inability to maintain or create successful partnering relationships, our ability to operate our businesses efficiently including NRG Yield, our ability to retain retail customers and to grow our NRG Home Solar business, our ability to realize value through our asset optimization strategy and the creation of “GreenCo,” the ability to successfully integrate businesses of acquired companies, the ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, our ability to close the drop-down transactions with NRG Yield, and our ability to complete share repurchases under the Capital Allocation Plan may be made from time to time subject to market conditions and other factors, including as permitted by United States securities laws. Furthermore, any common stock dividend is subject to available capital and market conditions. NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The adjusted EBITDA and free cash flow guidance are estimates as of September 18, 2015. These estimates are based on assumptions believed to be reasonable as of that date. NRG disclaims any current intention to update such guidance, except as required by law. The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included in this Earnings Presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the Securities and Exchange Commission at www.sec.gov. 20

Announcing Next Drop Down: Edison Mission Wind Portfolio Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as “expect,” “estimate,” “should,” “anticipate,” “forecast,” “plan,” “guidance,” “believe” and similar terms. Such forward-looking statements include, but are not limited to, statements about the Company’s future revenues, income, indebtedness, capital structure, strategy, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions. Although NRG Yield, Inc. believes that the expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions (including receipt of third party consents and regulatory approvals), our ability to enter into new contracts as existing contracts expire, our ability to acquire assets from NRG Energy, Inc. or third parties, our ability to close the drop-down transactions, and our ability to maintain and grow our quarterly dividends. NRG Yield, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The adjusted EBITDA and cash available for distribution guidance are estimates as of September 18, 2015. These estimates are based on assumptions believe to be reasonable as of that date. NRG Yield, Inc. disclaims any current intention to update such guidance, except as required by law. The foregoing review of factors that could cause NRG Yield, Inc.’s actual results to differ materially from those contemplated in the forward-looking statements included in this Presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG Yield, Inc.'s future results included in NRG Yield, Inc.'s filings with the Securities and Exchange Commission at www.sec.gov. 21

Overhead Cost Detail 2014A Costs: $994 22 ($ millions) 2014A Source: NRG 2014 10K General & Administrative $695 pg. 71 Marketing 208 pg. 130 Development 91 pg. 71

Appendix: Reg. G Schedules 23

Reg. G Appendix Table: 2015 Home Solar Adjusted EBITDA Guidance 24 ($ millions) Home Solar (08/04/2015) Home Solar (05/08/2015) Net (Loss) / Income (197) (127) Plus: Interest expense, net 2 - Income tax - - Depreciation, amortization, and ARO expense 20 27 Adjusted EBITDA (175) (100)

Reg. G: Run Rates 1 75% interest in 814 net MW of wind assets primarily acquired by NRG in the EME transaction reflecting the useful life of assets, Adjusted EBITDA will be consolidated on NRG Yield, 75% pro-rata Adjusted EBITDA is approximately $41MM 25 ($ millions) 75% interest of EME Wind Drop Down Run-Rate¹ Income / (Loss) before Tax (1) Plus: Interest expense, net 10 Depreciation, amortization, and ARO expense 45 Adjustment to reflect NRG share of Adjusted EBITDA in unconsolidated affiliates 1 Adjusted EBITDA 55 Pro-rata Adjusted EBITDA from unconsolidated affiliates (10) Cash distributions from unconsolidated affiliates 10 Tax Equity Proceeds 2 Distributions to non-controlling interest (7) Cash interest paid (11) Maintenance Capital expenditures (1) Principal amortization of indebtedness (17) Cash Available for Distribution 21

Reg. G EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA should not be construed as an inference that NRG’s future results will be unaffected by unusual or non-recurring items. EBITDA represents net income before interest (including loss on debt extinguishment), taxes, depreciation and amortization. EBITDA is presented because NRG considers it an important supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: – – – EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and Other companies in this industry may calculate EBITDA differently than NRG does, limiting its usefulness as a comparative measure. – – Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of NRG’s business. NRG compensates for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only supplementally. See the statements of cash flow included in the financial statements that are a part of this news release. Adjusted EBITDA is presented as a further supplemental measure of operating performance. Adjusted EBITDA represents EBITDA adjusted for mark-to-market gains or losses, asset write offs and impairments; and factors which we do not consider indicative of future operating performance. The reader is encouraged to evaluate each adjustment and the reasons NRG considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, the reader should be aware that in the future NRG may incur expenses similar to the adjustments in this news release. Adjusted cash flow from operating activities is a non-GAAP measure NRG provides to show cash from operations with the reclassification of net payments of derivative contracts acquired in business combinations from financing to operating cash flow, as well as the add back of merger and integration related costs. The Company provides the reader with this alternative view of operating cash flow because the cash settlement of these derivative contracts materially impact operating revenues and cost of sales, while GAAP requires NRG to treat them as if there was a financing activity associated with the contracts as of the acquisition dates. The Company adds back merger and integration related costs as they are one time and unique in nature and do not reflect ongoing cash from operations and they are fully disclosed to investors. Free cash flow (before growth investments) is adjusted cash flow from operations less maintenance and environmental capital expenditures, net of funding, and preferred stock dividends and is used by NRG predominantly as a forecasting tool to estimate cash available for debt reduction and other capital allocation alternatives. The reader is encouraged to evaluate each of these adjustments and the reasons NRG considers them appropriate for supplemental analysis. Because we have mandatory debt service requirements (and other non-discretionary expenditures) investors should not rely on free cash flow before growth investments as a measure of cash available for discretionary expenditures. Cash available for distribution is adjusted EBITDA plus cash dividends from unconsolidated affiliates, less maintenance capital expenditures, pro-rata adjusted EBITDA from unconsolidated affiliates, cash interest paid, income taxes paid, principal amortization of indebtedness and changes in others assets. Management believes cash available for distribution is a relevant supplemental measure of the Company’s ability to earn and distribute cash returns to investors. 26